Exhibit 99.1
Revolutionizing CAR T-Cell Therapy BioPharma OTCQB: KRBP Kiromic.com May 2024

PAGE | Forward-Looking Statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. Kiromic makes such forward-looking statements pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding: Kiromic’s current and anticipated IND applications including statements regarding the scope of and timing for submission of an IND application; the Deltacel product platform; the sponsored research agreement and the data that will be generated as a result of such collaboration; the timing for submitting and activating Kiromic’s IND applications; the benefits of utilizing non-genetically engineered Gamma Delta T cells as our first in-human study; Kiromic’s ability to achieve its objectives; and the timing for the initiation and successful completion of Kiromic’s clinical trials of its product candidates. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2022, and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

PAGE | 3 Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference and Market Opportunity Diamond AI (Artificial Intelligence) Contents

PAGE | 4 1American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html. 1 3 The Kiromic Difference Gamma Delta CAR-T Cell Platform In-House cGMP Manufacturing Diamond AI Neural Network 4 5 Solid Malignancies (~90% of all cancers1 ) Allogeneic, Off-the-Shelf Cellular Therapy Cells from healthy donors, not ill cancer patients, for maximum efficacy Kiromic BioPharma is an allogeneic Gamma Delta T-cell company featuring unique, proprietary, end-to-end bioinformatic, AI-targeting and manufacturing technologies to treat solid tumors 2 4

PAGE | Competitive Landscape 5 AI-DRIVEN CAR-GDT 8 Known Companies Working in the Gamma Delta T-Cell Therapy Space. No Known Competitors with AI-driven Technology Combined with a Gamma Delta CAR-T Delivery Platform.

PAGE | 6 Global CAR T-Cell Therapy Market by 20271 $33+ Billion 1 Global CAR T-Cell Therapy Market, By Product Type, By Tumor Type, By Indication, By Treatment Type, By Targeted Antigen, By End User, By Region, Competition, Forecast and Opportunities, 2017-2027 (ReportLinker) 2 American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html Solid Malignancy Market Opportunity 90% of Cancers Are Solid Tumors2

PAGE | Competitive Difference 7 Allogeneic Gamma Delta Based T-Cell Therapies Superior Specificity for Multiple Solid Tumors • Potential broad treatment for solid malignancies that express Kiromic-developed biomarkers such as Iso-mesothelin. • Solid tumors represent ~90% of new cancer diagnoses but finding specific targets to treat them has been challenging. • Kiromic tackles the issue by identifying new cancer-specific targets. Superior Efficacy from γδT Cells • Strong efficacy demonstrated in preclinical animal models. • In solid tumors, the benefit of infiltrating conventional T cells may vary. • In contrast, GDT cells are the infiltrating immune cells most likely to be associated with positive outcomes, as shown in an analysis of 18,000 tumors from 39 indications1 Vertical Integration • In-house cGMP manufacturing • In-house QC/EM lab • In-house product and process development (R&D and MSAT) Lower Costs/ Greater Access2 1.Outpatient treatment means reduced hospitalization and other treatment-related costs. 2. Lower projected cost increases patient and health care professional access to these therapies, and potentially provides important quality-of-life benefits for patients as well. 1. Gentles AJ, Newman AM, Liu CL, et al. The prognostic landscape of genes and infiltrating immune cells across human cancers. Nat Med. 2015 Aug;21(8):938-945. 2. Maziarz RT. CAR T-cell therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019.

PAGE | 8 Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference and Market Opportunity Diamond AI (Artificial Intelligence) Contents

PAGE | Artificial Intelligence and Bioinformatic Analytic 9 Discovery & Development Platform Algorithms and Large-Scale Genomics Analysis for Target Prediction Discovery Development Manufacturing Clinical Trials ✓ AI Integrated with Each Stage of the Kiromic Therapy Production Lifecycle ✓ Discovering New Multi-tumor Targets ✓ Identifying Optimal Donors and Patients to Maximize the Therapy Success

PAGE 10

The Kiromic Difference - Diamond AI™ Target Discovery Platform

Diamond AI™ target discovery platform powers innovation and significantly reduces development time and cost.


1
Diamond AI drives discovery by sifting through billions of data points to identify cancer specific immunotherapy targets, donors with the best GDT cell yields, and patients who will most likely benefit from our therapies.
2
Diamond AI prediction and validation platform reduce development costs by seeking to eliminate targets, donors, and patients that will ultimately fail laboratory analysis.
3
Laboratory studies are then performed to confirm the validity of the AI selections.
Large Cancer Genomics Studies
Large Normal Tissue Genomics Studies
Protein Structures, Gene Models, Gene Metadata
Diamond AI™
Data Mining Tools
• Cancer / Normal Differences
• Cell Surface Proteins
• Unique Targetable Peptides
• Optimal Donor and Patient Selection
Target Donor & Patient Selection
Target Validation
(Algorithm and wet lab Validation)
Therapy Candidates
Clinical Trials (Phase 1)
*
Diamond Donor AI uses demographics, cytometry, and sequence data to identify the best GDT cell donors – reducing manufacturing cost and potentially improving potency. Diamond data mining can guide selecting patients likely to benefit from Kiromic's therapies.
*
Diamond Clinical AI models can continually improve the AI model to maximize efficacy.
* In Development

PAGE | 11 Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference and Market Opportunity Diamond AI (Artificial Intelligence) Contents

PAGE | Kiromic GDT Cell Therapy Pipeline 12 Multiple Indications Unmodified, off-the-shelf product candidate targeting stress ligands on cancer cells Initial indication: NSCLC in combination with targeted, low-dose radiation Deltacel Engineered off-the-shelf product candidate targeting PDL-1+ tumors Procel Engineered off-the-shelf product candidate targeting a tumor-specific variant of mesothelin in ovarian cancer, mesothelioma and pancreatic cancer Isocel

PAGE | 13 Gamma Delta T-Cells: Guardians of the Immune System Off-the-Shelf Cryopreserved Allogeneic Healthy Donors Innate Rapid Acting Potent and Safe Commercially Viable GDT: 1-5% of circulating T-cells

PAGE | 14 Deltacel: Non-Viral Gamma Delta T-Cell Development Kiromic Proprietary In-house GDT Cell Isolation and Expansion Bridge Between the Innate and Adaptive Immune Response Rapid Response to Attack Cancer Cells Decreased Toxicity Risk Profile Virus Free Expansion and Production GDT: 1-5% of circulating T-cells

PAGE | GDT Cell Therapy Mechanism of Action: 15 Targeting Unique Identifiers on Tumor Tissues

PAGE | 16 KB-GDT-01 T-Cell Therapy (Deltacel) Strong Efficacy Deltacel effectively controls established A549 NSCLC tumors in immunocompromised mice when combined with a low-dose radiation Deltacel does not cause any macroscopic or microscopic toxicity, even when given at over 8x the maximum dose that will be tested in the clinical trial KB-GDT-01 T-Cell Therapy (Deltacel) Strong Safety 1. Deltacel did not impact body weights, food consumption, or macroscopic evaluations at necropsy. 2. Microscopic histopathological evaluations showed no evidence of toxicity. 3. Blood chemistry tests showed no impact on organ functions. 4. Plasma cytokine analysis showed that Deltacel administration did not result in the overproduction of inflammatory cytokines, commonly associated to cytokine release syndrome. 0 10 20 30 80 85 90 95 100 Time (days) Probability of Survival Vehicle Radiation Deltacel Combination No treatment Deltacel No treatment Deltacel Female mice Tumor Size Survival Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0.0 0.2 0.4 0.6 mg/dL (Mean with 95% C.I.) Total bilirubin Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 50 100 150 200 U L/ (Mean with 95% C.I.) Alanine transaminase Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 50 100 150 U/L (Mean with 95% C.I.) Alkaline phosphatase Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 200 400 600 U/L (Mean with 95% C.I.) Aspartate aminotransferase Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0.0 0.2 0.4 0.6 mg/dL (Mean with 95% C.I.) Total bilirubin Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 50 100 150 200 U/L (Mean with 95% C.I.) Alanine transaminase Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 50 100 150 U/L (Mean with 95% C.I.) Alkaline phosphatase Females Tumor, CS5 Females Tumor gdT Males Tumor CS5 Males Tumor gdT 0 200 400 600 U/L (Mean with 95% C.I.) Aspartate aminotransferase No treatment Deltacel No treatment Deltacel No treatment Deltacel No treatment Deltacel Females Males Females Males Females Males Females Males Blood chemistry (excerpt of the report) Percent body weight Male mice

PAGE | 17 GDT CAR T-Cell Therapy (Isocel)* Strong Efficacy Isocel eradicates established NCI-H226 pleural epithelioid mesothelioma and prevents tumor growth in a model of recurrence. Isocel does not lead to cytokine level increases modeled to cause severe CRS or CRS, with circulating cell numbers regulated by objective response. GDT CAR T-Cell Therapy (Isocel)* Strong Safety Tumor eradication *Preclinical models: nude mice with subcutaneous NCI-H226 cells injections

PAGE | 18 GDT chPD1 T-Cell Therapy (Procel)* Strong Efficacy Procel eradicates established NCI-H226 pleural epithelioid mesothelioma and extends survival. Procel does not lead to cytokine level increases modeled to cause severe CRS or CRS, with circulating cell numbers regulated by objective response. GDT chPD1 T-Cell Therapy (Procel)* Strong Safety Tumor eradication *Preclinical models: nude mice with subcutaneous NCI-H226 cells injections

PAGE | Clinical Development Strategy 19 Procel Alone or in combination with Low-Dose Radiation* Allogeneic, off-the-shelf, GDT CAR-T therapy Deltacel-01 Deltacel in combination with Low-Dose Radiation Allogeneic, Non-Viral, Non-engineered off-the-shelf GDT therapy Started Nov 2023 Universal Non-Engineered Isocel Alone or in combination with Low-Dose Radiation* Allogeneic, off-the-shelf, Viral vector-free GDT CAR-T therapy Mesothelin Isoform 2025 KRBP proprietary target Preclinical Phase 1 PDL-1 2025 NSCLC OC, MPM, PAAC Multi-indication, PDL-1+ tumors * This program may result in two clinical trials, one with and one without low-dose radiation, depending on the pre-clinical evidence.

PAGE | 20 In-House cGMP Manufacturing Creates De-Risked Value Dedicated Product Development Suite 34,000 sq ft Facility Operations 12,000 sq ft R&D Lab & Manufacturing Facility Dedicated cGLP Microbiology and QC Lab Clinical-Grade, cGMP-Compliant Cell Therapy Manufacturing

PAGE | 21 Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference and Market Opportunity Diamond AI (Artificial Intelligence) Contents

PAGE | Deltacel-01 Phase 1 Clinical Trial 22 Evaluating Deltacel in Stage 4 Metastatic Non-small Cell Lung Cancer (NSCLC) • Open-label, multicenter trial enrolling up to 48 patients • Patients receive two IV Deltacel infusions with four courses of low-dose, localized radiation over a 10-day period • Primary objective: • Safety of Deltacel in combination with low-dose radiation • Secondary outcome measures: • Objective response, progression-free survival, overall survival, time to progression, time to treatment response and disease control rates Early Results Patient Safety Six Weeks Post-treatment Two Months Post-treatment Four Months Post-treatment 1 ✓ No dose limiting toxicities ✓ Stable disease ✓ Tumor size reduction by 6.6%* ✓ Tumor metabolism reduction by 20%** ✓ Stable disease (compared with two-month follow-up) 2 ✓ No dose limiting toxicities ✓ Stable disease ✓ Complete resolution of brain lesions ✓ Stable disease ✓ Confirmed clean brain imaging ✓ No new brain lesions ❑ Expected in June 2024 3 ✓ No dose limiting toxicities ✓ Stable disease ✓ Stable disease ❑ Expected in June 2024 * As assessed by PET/CT ** As assessed by FDG uptake Kiromic’s Fast-Track Designation Application (to be filed in June 2024) will be based on these safety and efficacy results • Patient 4 was enrolled in April 2024 • Patient 5 is expected to be enrolled in May 2024 • Patient 6 is expected to be enrolled in June 2024

PAGE | 23 Recent and Upcoming Milestones Patient 1 one-month visit ✓ Confirmed safety Submission Isocel and Procel INDs** Patient 1 two-month visit ✓ Tumor size reduced Completion of Dose Escalation, Safety & Efficacy Data* ✓ Confirmed safety ✓ Stable disease ✓ Complete response in Patient 2 brain metastases Patients 2 and 3 six-week visits * The milestones and timing of completion are based on the company’s current expectations in consultation with its partners and vendors. ** Subject to obtaining sufficient financing to support the progression of the development of those additional clinical trial candidates. ✓ Confirmed safety ✓ Stable disease ✓ Clean brain MRI for Patient 2 Patient 1 four-month visit Patients 2 and 3 two-month visit Application for FDA Fast Track Designation ❑ Patient 1 six-month visit ❑ Patients 2 and 3 four-month visit ❑ Patient 4 two-month visit ❑ Patient 5 one-month visit ❑ Patient 4 six-week visit

PAGE | 24 Brian Hungerford CPA,CGMA Leadership Team Scott Dahlbeck M.D., Pharm.D. COSO Texas Tech Univ Health Science Center University of TX Health Science Center Houston College of Pharmacy CEO Pietro Bersani CPA, CGMA CSO/INTERIM COO Leonardo Mirandola Ph.D. CFO CellMark CellMark

PAGE | 25 Board of Directors Michael Nagel Chairperson Pam Misajon Director Pietro Bersani CPA, CGMA Independent Director Independent Director Michael Catlin

PAGE | Summary Balance Sheet & Cap Table 26 Balance Sheet Data (As of March 31, 2024) As Reported (In Thousands) Cash and Cash Equivalents $3,676 Working Capital ($13,525) Total Assets $12,628 Total Stockholders’ Deficit ($7,212) Cap Table (As of March 31, 2024) Common Stock Equivalents Common Stock 1,288,235 Restricted Stock Units ($3.19 Weighted average grant date fair value) 440 Options ($101.04 Weighted average exercise price) 18,093 Warrants 15,416 Convertible Preferred Share Shares ($14MM principal & $6.50 share conversion) ($8MM principal & $2.50 share conversion) 5,833,973 Convertible Notes ($4.8MM principal & $6.50 share conversion) ($4.8MM principal & $5.00 share conversion) ($2.4MM principal & $2.50 share conversion) 3,025,431 Fully Diluted Common Shares 10,181,588

PAGE | 27 1American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html. 1 2 3 Value Proposition Summary Gamma Delta CAR-T Cell Therapy Platform In-House cGMP Manufacturing Diamond AI Neural Network 4 5 Solid Malignancies (~90% of all cancers1) Allogeneic, Off-the-Shelf Cellular Therapy Cells from healthy donors, not ill cancer patients, for maximum efficacy

Revolutionizing CAR T-Cell Therapy BioPharma OTCQB: KRBP Kiromic.com May 2024